    17 State Street, 10th Floor
New York, NY 10004
(212) 440-9800

April 27, 2004

Dear PRIMEDIA Inc. Employee Stock Purchase Plan Participants,

We recently sent you proxy materials for the PRIMEDIA Inc. 2004 Annual Meeting of Stockholders. The proxy card incorrectly stated the telephone number to be used for voting your proxy by telephone. The correct telephone number to vote by telephone is 1-800-850-5356. We have enclosed a corrected proxy card. If you have already voted your proxy by another means, you do not need to vote again unless you wish to change your vote.

We are sorry for any inconvenience this may have caused. If you have any questions about the voting process, please call us at 800-334-9843 to speak with a live operator.

Sincerely,

Georgeson Shareholder

    17 State Street, 10th Floor
New York, NY 10004
(212) 440-9800

April 27, 2004

Dear PRIMEDIA Inc. Employee Stock Purchase Plan Participants,

We recently sent you proxy materials for the PRIMEDIA Inc. 2004 Annual Meeting of Stockholders. The proxy card incorrectly stated the telephone number to be used for voting your proxy by telephone. The correct telephone number to vote by telephone is 1-800-850-5356. We have enclosed a corrected proxy card. If you have already voted your proxy by another means, you do not need to vote again unless you wish to change your vote.

We are sorry for any inconvenience this may have caused. If you have any questions about the voting process, please call us at 800-334-9843 to speak with a live operator.

Sincerely,

Georgeson Shareholder

PRIMEDIA Inc.
745 FIFTH AVENUE
NEW YORK,NY 10151

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 12, 2004

Dear Stockholder:

The Annual Meeting of Stockholders of PRIMEDIA Inc.will be held at 10:00 a.m.on Wednesday, May 12, 2004 at The Four Seasons Hotel, 57 East 57th Street, New York, New York 10022, for the following purposes:

1.
To elect ten directors to the Board of Directors;

2.
To approve selection of independent public accountants for the fiscal year ending December 31, 2004;and

3.
Transact such other business as may properly come before the meeting.

Only holders of Common Stock of PRIMEDIA Inc. of record at the close of business on April 1st, 2004 will be entitled to vote at the meeting or adjournment thereof.

To be sure that your vote is counted, we urge you to complete and sign the proxy card on the reverse side, detach it from this letter and return it in the postage paid envelope enclosed in this package. The giving of such proxy does not affect your right to vote in person if you attend the meeting. The prompt return of your signed proxy will aid the Company in reducing the expense of additional proxy solicitation.

BY ORDER OF THE BOARD OF DIRECTORS

BEVERLY C. CHELL Vice Chairman and Secretary
TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE

PRIMEDIA Inc.

This proxy is solicited on behalf of the Board of Directors of
PRIMEDIA Inc.
for the Annual Meeting on May 12, 2004

        The undersigned appoints Maureen Sheehan and Christopher Fraser, and each of them, with full power of substitution in each, the proxies of the undersigned, to represent the undersigned and vote all shares of PRIMEDIA Inc. Common Stock which the undersigned may be entitled to vote at the Annual Meeting of Stockholders to be held on May 12, 2004, and at any adjournment or postponement thereof, as indicated on the reverse side.

        This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this proxy will be voted FOR proposals 1 and 2.

THIS PROXY IS CONTINUED ON THE REVERSE.
PLEASE SIGN AND DATE ON THE REVERSE AND RETURN PROMPTLY

Instructions for Voting Your Proxy

PRIMEDIA Inc.is now offering stockholders three alternative ways of voting their proxies:

  •
  By Telephone (using a touch-tone telephone)         •    Through the Internet (using a browser)        •     By Mail (traditional method)

Your telephone, fax or Internet vote authorizes the proxies to vote your shares in the same manner as if you had mailed your proxy card.We encourage you to use these cost effective and convenient ways of voting, 24 hours a day, 7 days a week.

TELEPHONE VOTING	Available only until 5:00 p.m.Eastern Daylight Time May 11, 2004.

  •
  On a touch-tone telephone, call TOLL FREE 1-800-850-5356, 24 hours a day, 7 days a week

  •
  You will be asked to enter ONLY the Control Number shown below

  •
  Have your proxy card ready, then follow the prerecorded instructions

  •
  Your vote will be confirmed and cast as you directed

INTERNET VOTING	Available only until 5:00 p.m.Eastern Daylight Time May 11, 2004.

  •
  Visit the Internet voting Website at http://proxy.georgeson.com

  •
  Enter the COMPANY NUMBER AND CONTROL NUMBER shown below and follow the instructions on your screen

  •
  You will incur only your usual Internet charges

VOTING BY MAIL

  •
  Simply sign and date your proxy card and return it in the postage-paid envelope

COMPANY NUMBER	CONTROL NUMBER

TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE
/X/	Please mark votes as in this example.
THE BOARD OF DIRECTORS RECOMMENDS THAT THE PLAN PARTICIPANTS VOTE "FOR" PROPOSALS 1 AND 2
		FOR	WITHHOLD			FOR	AGAINST	ABSTAIN
1.	Election of the following nominees as Directors: Joseph Y. Bae, David A. Bell, Beverly C. Chell, Kelly P. Conlin, Timothy D. Dattels, Meyer Feldberg, Perry Golkin, H. John Greeniaus, Henry R. Kravis, Dean B. Nelson	/ /	/ /	2.	To ratify and approve the selection by the Board of Directors of Deloitte & Touche LLP as independent public accountants for the Company for the fiscal year ending December 31, 2004.	/ /	/ /	/ /
You may withhold authority to vote for any individual nominee or nominees by marking the FOR box and striking out the name of any such nominee.
				3.	Transact such other business as may properly come before the meeting.
In their discretion the Proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

The signature on this Proxy should correspond exactly with plan the left. In the case of joint tenancies, co-executors, or co-trustees, both should sign. Persons signing as Attorney, Executor, Administrator, Trustee or Guardian should give their full title.
Signature

Signature (if held jointly)

Date

PRIMEDIA Inc.
745 FIFTH AVENUE
NEW YORK,NY 10151

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD May 12, 2004

Dear Plan Participant:

The Annual Meeting of Stockholders of PRIMEDIA Inc.will be held at 10:00 a.m.on Wednesday, May 12, 2004 at The Four Seasons Hotel, 57 East 57th Street, New York, New York 10022, for the following purposes:

1.
To elect ten directors to the Board of Directors;

2.
To approve selection of independent public accountants for the fiscal year ending December 31, 2004;and

3.
Transact such other business as may properly come before the meeting.

Only holders of Common Stock of PRIMEDIA Inc. of record at the close of business on April 1st, 2004 will be entitled to vote at the meeting or adjournment thereof.

To be sure that your vote is counted, we urge you to complete and sign the proxy card on the reverse side, detach it from this letter and return it in the postage paid envelope enclosed in this package. The giving of such proxy does not affect your right to vote in person if you attend the meeting. The prompt return of your signed proxy will aid the Company in reducing the expense of additional proxy solicitation.

BY ORDER OF THE BOARD OF DIRECTORS

BEVERLY C. CHELL Vice Chairman and Secretary
TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE

PRIMEDIA Inc.

This proxy is solicited on behalf of the Board of Directors of
PRIMEDIA Inc.
for the Annual Meeting on May 12, 2004

        The undersigned, a participant in the PRIMEDIA Thrift & Retirement Plan, appoints the Trustee of the Plan the proxies of the undersigned, to represent the undersigned and vote all shares of PRIMEDIA Inc. Common Stock which the undersigned may be entitled to vote at the Annual Meeting of Stockholders to be held on May 12, 2004, and at any adjournment or postponement thereof, as indicated on the reverse side.

        This proxy, when properly executed, will be voted in the manner directed herein by the undersigned plan participant. If no direction is given, this proxy will be voted in accordance with the provisions of the PRIMEDIA Thrift & Retirement Plan documents.

THIS PROXY IS CONTINUED ON THE REVERSE.
PLEASE SIGN AND DATE ON THE REVERSE AND RETURN PROMPTLY

Instructions for Voting Your Proxy

PRIMEDIA Inc. is now offering stockholders three alternative ways of voting their proxies:

  •
  By Telephone (using a touch-tone telephone)        •     Through the Internet (using a browser)        •    By Mail (traditional method)

Your telephone, fax or Internet vote authorizes the proxies to vote your shares in the same manner as if you had mailed your proxy card.We encourage you to use these cost effective and convenient ways of voting, 24 hours a day, 7 days a week.

TELEPHONE VOTING	Available only until 5:00 p.m.Eastern Daylight Time May 11, 2004.

  •
  On a touch-tone telephone, call TOLL FREE 1-800-850-5356, 24 hours a day, 7 days a week

  •
  You will be asked to enter ONLY the Control Number shown below

  •
  Have your proxy card ready, then follow the prerecorded instructions

  •
  Your vote will be confirmed and cast as you directed

INTERNET VOTING	Available only until 5:00 p.m.Eastern Daylight Time May 11, 2004.

  •
  Visit the Internet voting Website at http://proxy.georgeson.com

  •
  Enter the COMPANY NUMBER AND CONTROL NUMBER shown below and follow the instructions on your screen

  •
  You will incur only your usual Internet charges

VOTING BY MAIL

  •
  Simply sign and date your proxy card and return it in the postage-paid

COMPANY NUMBER	CONTROL NUMBER

TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE
/X/	Please mark votes as in this example.
THE BOARD OF DIRECTORS RECOMMENDS THAT THE PLAN PARTICIPANTS VOTE "FOR" PROPOSALS 1 AND 2
		FOR	WITHHOLD			FOR	AGAINST	ABSTAIN
1.	Election of the following nominees as Directors: Joseph Y. Bae, David A. Bell, Beverly C. Chell, Kelly P. Conlin, Timothy D. Dattels, Meyer Feldberg, Perry Golkin, H. John Greeniaus, Henry R. Kravis, Dean B. Nelson	/ /	/ /	2.	To ratify and approve the selection by the Board of Directors of Deloitte & Touche LLP as independent public accountants for the Company for the fiscal year ending December 31, 2004.	/ /	/ /	/ /
You may withhold authority to vote for any individual nominee or nominees by marking the FOR box and striking out the name of any such nominee.
				3.	Transact such other business as may properly come before the meeting.
In their discretion the Proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

The signature on this Proxy should correspond exactly with plan the left. In the case of joint tenancies, co-executors, or co-trustees, both should sign. Persons signing as Attorney, Executor, Administrator, Trustee or Guardian should give their full title.
Signature

Signature (if held jointly)

Date